UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2024

BAIYU Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3703, Jingji Binhe Times Building, Binhe Avenue, Futian District

Shenzhen, Guangdong, PRC 518000

(Address of Principal Executive Offices)

+86 (0755) 82792111

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BYU	Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 29, 2024, BAIYU Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of the Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the four proposals described below.

As of the record date for the Annual Meeting, there were 49,945,235 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 42,524,386 (85.14%) of the total outstanding shares of common stock were presented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

1.	Election of Directors

The following four nominees were reelected to serve on the Company’s Board of Directors (the “Board”) until the 2025 Annual Meeting of Stockholders or until his or her respective successors have been duly elected and qualified, or until his or her earlier resignation or removal, having received the following votes:

	FOR	AGAINST	WITHHELD	BROKER NON- VOTES
Renmei Ouyang	33,140,191	0	134,362	9,249,833
Wenhao Cui	33,139,647	0	134,906	9,249,833
Rongrong (Rita) Jiang	33,140,194	0	134,359	9,249,833
Donghong Xiong	33,136,220	0	138,333	9,249,833

As previously reported in a Current Report on Form 8-K filed on November 29, 2024, subsequent to the filing of the Company’s Definitive Proxy Statement on Schedule 14A, Heung Ming (Henry) Wong resigned as a director of the Board, effective as of November 25, 2024. In connection with Mr. Wong’s resignation from the Board, Mr. Wong’s name was withdrawn as a director nominee for re-election to the Board at the Annual Meeting, and any votes cast with respect to the election of Mr. Wong were not counted for any purpose.

2.	Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The appointment of Enrome LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was ratified, having received the following votes:

FOR	AGAINST	ABSTAIN/WITHHELD	BROKER NON-VOTES
41,869,046	648,755	6,585

3.	Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

The compensation of the Company’s named executive officers was approved, on an advisory and non-binding basis, having received the following votes:

FOR	AGAINST	ABSTAIN/WITHHELD	BROKER NON-VOTES
33,083,971	189,828	754	9,249,833

4.	Advisory Vote on the Frequency of Stockholder Advisory Votes on Named Executive Officers Compensation.

The proposal of “3 years” for the frequency of conducting future stockholder advisory votes on named executive officer compensation was approved on a non-binding, advisory basis, having received the following votes:

1 Year	2 Years	3 Years	ABSTAIN/WITHHELD
228,082	56,472	32,916,315	73,684

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIYU HOLDINGS, INC.

Date: December 4, 2024	By:	/s/ Renmei Ouyang
	Name:	Renmei Ouyang
	Title:	Chief Executive Officer